Exhibit 99.1
                                                                EXECUTION COPY

    AMENDMENT NO. 7  TO TRANSFER AND ADMINISTRATION AGREEMENT

          AMENDMENT NO. 7 TO TRANSFER AND ADMINISTRATION AGREEMENT, dated as of February 19, 2003 (this "Amendment"), to that certain Transfer and Administration Agreement dated as of March 21, 2001, as amended by Amendment No. 1 to Transfer and Administration Agreement dated as of November 30, 2001, Amendment No. 2 to Transfer and Administration Agreement dated as of December 14, 2001, Amendment No. 3 to Transfer and Administration Agreement dated as of March 20, 2002, Amendment No. 4 to Transfer and Administration Agreement dated as of March 29, 2002, Amendment No. 5 to Transfer and Administration Agreement dated as of May 22, 2002, and Amendment No. 6 and Limited Waiver to Transfer and Administration Agreement dated as of September 27, 2002 (as so amended and in effect, the "TAA"), by and among Arrow Electronics Funding Corporation, a Delaware corporation (the "SPV"), Arrow Electronics, Inc., a New York corporation, individually ("Arrow") and as the initial Master Servicer, the several commercial paper conduits identified on Schedule A to the TAA and their respective permitted successors and assigns (the "Conduit Investors"; each individually, a "Conduit Investor"), the agent bank set forth opposite the name of each Conduit Investor on such Schedule A and its permitted successors and assigns (each a "Funding Agent") with respect to such Conduit Investor, and Bank of America, National Association, a national banking association, as the administrative agent for the Investors (the "Administrative Agent"), and the financial institutions from time to time parties thereto as Alternate Investors. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the TAA.

                     PRELIMINARY STATEMENTS:

          WHEREAS,  the  SPV, Arrow, the Conduit  Investors,  the
Funding  Agents,  the Alternate Investors and the  Administrative
Agent have entered into the TAA;

          WHEREAS, the SPV and Arrow have requested that the Conduit Investors, the Funding Agents, the Alternate Investors and the Administrative Agent agree to make certain changes and amendments to the TAA;

          WHEREAS, subject to the terms and conditions set forth herein, the Conduit Investors, the Alternate Investors, the Funding Agents and the Administrative Agent are willing to make such changes and amendments to the TAA; and

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Amendments to the TAA. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the TAA is hereby amended as follows:



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               Section 1.1.        Section 1.1. is hereby amended by adding the
following   new  definitions  in  their  respective  alphabetical
locations, to read in their entirety as follows:

          ""CA Adjusted Fees" means, at a particular date, the sum of the annualized rates of all fees and margins then in effect on such date under the Multi-year Credit Agreement that are payable periodically to the banks and other financial institutions and not any agent thereunder (except for account of such banks and financial institutions) and accrue based on (x) the utilized portion of any commitment to make loans thereunder in United States Dollars that shall bear interest by reference to a London interbank market rate, provided that such fee or margin shall not otherwise be payable or accrue under the Multi-year Credit Facility on the unutilized portion of such commitment, (y) the outstanding principal amount of such committed loans or (z) both the utilized and unutilized amount of such commitment, provided that, in the case of any fee or margin under this subclause (z), the annualized rate of such fee or margin shall be included in the sum under this definition solely to the extent of the excess, if any, of the annualized rate of such fee or margin over the Facility Fee Rate hereunder on such date. The sum under this definition above on the Closing Date shall (by reference to the Multi-year Credit Agreement as then in effect) be equal to the sum of (1) the "Applicable Margin" (as defined in the Multi-year Credit Agreement) on such date, plus (2) the per annum rate then used to calculate the "utilization fee" pursuant to Section 7.1 of the Multi-year Credit Agreement on such date, plus (3) the excess, if any, of the "Facility Fee Rate" (as defined in the Multi-year Credit Agreement) on such date over the Facility Fee Rate hereunder on such date."

          ""CA Loan Parties" has the meaning ascribed to the term
          "Loan Parties" in the Multi-year Credit Agreement."

          ""Calculation Period" is defined on Schedule II.

          ""Consolidated Net Worth" means at a particular date, all amounts which would be included under shareholders' equity on a consolidated balance sheet of Arrow and its CA Subsidiaries determined on a consolidated basis in accordance with GAAP, adjusted to exclude non-cash charges due to impairments recorded in accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 142."

          ""Consolidated  Total  Capitalization"   means   at   a
          particular date, the sum of (a) Consolidated Net Worth plus (b) Consolidated Total Debt as at such date."

          ""Consolidated Total Debt" means at the date of determination thereof, (i) all Indebtedness of Arrow and its CA Subsidiaries (excluding Indebtedness of Arrow owing to any of its CA Subsidiaries or Indebtedness of any CA Subsidiary owing to Arrow or any other CA Subsidiary of Arrow), as determined on a


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          consolidated  basis in accordance with GAAP  plus  (ii)
          without duplication of amounts included in clause (i) above, an amount equal to the aggregate unpaid amount
          of   cash  proceeds  advanced  by  the  CA  Receivables
          Financiers to the special purpose entity under any CA Permitted Receivables Securitization at the date of determination."

               Section 1.2. Section 1.1 is amended by amending and restating the definition of "Commitment," such definition to read in its entirety as follows:

          ""Commitment" means, with respect to each Alternate Investor, as the context requires, (a) the commitment of such Alternate Investor to make Investments and to pay Assignment Amounts in accordance herewith in an amount not to exceed the amount described in the following clause (b), and (b) the dollar amount set forth opposite such Alternate Investor's name on Schedule A hereto under the heading "Alternate Investor(s) Commitment" (or (i) in the case of an
          Alternate Investor which becomes a party hereto pursuant to an Assignment and Assumption Agreement, as set forth in such Assignment and Assumption Agreement and (ii) in the case of an Alternate Investor which becomes a party hereto pursuant to an Additional
          Commitment Amendment, as specified in such Additional Commitment Amendment), minus the dollar amount of any Commitment or portion thereof assigned by such Alternate Investor pursuant to an Assignment and Assumption Agreement, plus the dollar amount of any increase to such Alternate Investor's Commitment consented to by such Alternate Investor prior to the time of determination; provided, however, that in the event that the Facility Limit is reduced, the aggregate of the Commitments of all the Alternate Investors shall be reduced in a like amount and the Commitment of each Alternate Investor shall be reduced in proportion to such reduction.

               Section 1.3. Section 1.1 is amended by amending and restating the definition of "Commitment Termination Date," such definition to read in its entirety as follows:

          ""Commitment Termination Date" means the earliest to occur of (a) February 19, 2006, (b) the date the commitment of any Program Support Provider terminates under any Program Support Agreement, and (c) the date of termination of any Program Support Agreement; provided, that in any event the Commitment Termination Date shall not occur prior to February 18, 2004 (or such later date as to which the SPV, Arrow, each Conduit Investor, Funding Agent and Alternate Investor affected thereby and the Administrative Agent may agree in writing)."

               Section 1.4. Section 1.1 is amended by amending the definition of "Adjusted Consolidated EBITDA" by inserting, after the word "Affiliates," in clause (d) thereof:

          "plus (e) to the extent deducted from earnings in determining Consolidated Net Income for such period, non-cash charges due to impairments recorded in such


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

          period in accordance with the Financial Accounting
          Standards Board's Statement of Financial Accounting
          Standards No. 142,".

               Section 1.5. Section 1.1 is amended by amending and restating clause (e) of the definition of "Eligible Receivable", such clause to read in its entirety as follows:

          "(e) as to which at the time of the purchase by the Administrative Agent, on behalf of the Funding Agents for the benefit of the Investors thereof hereunder the Administrative Agent has not notified the SPV that either such Receivable or any class of Receivables of which such Receivable is a part is not acceptable for purchase hereunder, as determined by the Funding Agents in their reasonable discretion, because of the nature of the business of the Obligor or because of a potential conflict of interest between the interests of the SPV or the Originator, on the one hand, and any Investor, any Funding Agent, Conduit Investor, any Program Support Provider, any Alternate Investor or any of their Affiliates, on the other hand;"

               Section 1.6. Section 1.1 is amended by amending and restating clause (v) of the definition of "Eligible Receivable", such clause to read in its entirety as follows:

          "(v) [RESERVED]; and"

               Section 1.7. Section 1.1 is amended by amending and restating the definition of "Facility Limit" to read in its entirety as follows:

          ""Facility Limit" means $561,000,000; provided that such amount may not at any time exceed the aggregate
          Commitments then in effect."

               Section 1.8. Section 1.1 is amended by amending and restating the definition of "Reporting Date" to read in its entirety as follows:

          ""Reporting  Date" means each of the  following  dates:
          (i) at any time other than during the occurrence and continuance of an Arrow Rating Reporting Event, the 18th day of each calendar month or if such day is not a Business Day, the next succeeding Business Day, (ii) at any time during the occurrence and continuance of an Arrow Rating Reporting Event, the third Business Day of the week, and (iii) after the occurrence of a Termination Event, within two (2) Business Days after a request from the Administrative Agent; provided, however, if the public senior unsecured debt of Arrow is rated below BB+ or Ba1 by S&P or Moody's, respectively, the Reporting Date shall be each Business Day of the week."

               Section 1.9. Section 2.8 is amended by amending and restating it to read in its entirety as follows:


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

          ""Reports.  By no later than 4:00 p.m. (New  York  City
          time) on each Reporting Date, the Master Servicer shall prepare and forward to the Administrative Agent a Master Servicer Report, as at, and for the Calculation Period ending on, the immediately preceding Month End Date; provided, however, that with respect to a Master Servicer Report delivered on a weekly basis, the information shall be provided as of the Friday of the preceding week and with respect to a Master Servicer Report delivered more frequently than weekly, the information shall be provided as of the Business Day immediately prior to such Reporting Date. The Master Servicer Report shall be certified by the SPV and the Master Servicer. The Administrative Agent shall promptly provide a copy of such Master Servicer Report to each Investor."

               Section 1.10. Section 5.2 is amended by amending and restating clause (d) thereof, such clause to read in its entirety as follows:

          "(d) In the case of an Investment, the Administrative Agent shall have received a Master Servicer Report (i) at any time other than during the occurrence and continuance of an Arrow Rating Event, dated no more than five (5) days prior to the proposed Investment Date, and (ii) at any time during the occurrence and continuance of an Arrow Rating Event, dated no later than the last Business Day of the week immediately prior to the week of such proposed Investment Date, provided, however, if the senior unsecured debt of Arrow is rated below BB+ or Ba1 by S&P or Moody's, respectively, such Master Servicer Report shall be dated no later than the Business Day immediately prior to such proposed Investment Date, and in each such case, the information contained in Master Servicer Report shall be true, complete and correct."

               Section 1.11. Subsection 7.2 is amended by amending and restating clause (c) thereof, such clause to read in its entirety as follows:

          "(c) The Funding Agents may engage twice during any twelve-month period, commencing June 1, 2003, at the Master Servicer's sole expense, the services of a specialty audit firm or a firm of independent public accountants (which may also render other services to the Master Servicer), to furnish an agreed-upon procedures report to the Funding Agents substantially in compliance with the procedures set forth in Schedule V or any additional procedures as the Funding Agents reasonably deem appropriate; provided that, if the senior unsecured debt of Arrow is rated below BBB- or Baa3 by S&P or Moody's, respectively, the Funding Agents retain the right to request such reports on a reasonable, more frequent basis, at the Master Servicer's sole expense."

               Section 1.12. Subsection 8.1 is amended by amending and restating clause (h) thereof, such clause to read in its entirety as follows:



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

          "(h)  the average Default Ratio for any period of three
          (3) consecutive months exceeds 5.5%; or"

               Section 1.13. Subsection 8.1 is amended by amending and restating clause (n) thereof, such clause to read in its entirety as follows:

          "(n) the Consolidated Total Debt exceeds (x) at any time during the period from January 1, 2003 through March 31, 2003, an amount equal to 60.0% of Consolidated Total Capitalization, or (y) thereafter, an amount equal to 57.5% of Consolidated Total Capitalization (subject to the immediately succeeding proviso, the "Leverage Event"), provided that the percentages set forth in the foregoing clauses shall be increased by 2.5% if, and only for so long as, the ratio of Consolidated Total Debt as at the most recent fiscal quarter end to Adjusted Consolidated EBITDA for the period of four consecutive quarters ending on such date is less than or equal to 4.0 to 1.0; provided, further, that a Termination Event shall occur under this subsection 8.1(n) at any time only if the Leverage Event shall have occurred and shall be continuing and the senior unsecured debt of Arrow is rated below BBB-or Baa3 by S&P or Moody's, respectively, or each of S&P and Moody's has withdrawn its rating of such debt at such time; or"

               Section 1.14. Section 8.1 is amended by amending and restating clause (o) thereof, such clause to read in its entirety as follows:

          "(o) the ratio of Adjusted Consolidated EBITDA to Consolidated Cash Interest Expense is at any time less than (i) 2.10 to 1.0 for the period of four consecutive fiscal quarters ended December 31, 2002, (ii) 2.10 to
          1.0 for the period of four consecutive fiscal quarters ended March 31, 2003, (iii) 2.20 to 1.0 for the period of four consecutive fiscal quarters ended June 30, 2003, (iv) 2.45 to 1.0 for the period of four consecutive fiscal quarters ended September 30, 2003,
          (v) 2.75 to 1.0 for the period of four consecutive fiscal quarters ended December 31, 2003 and (vi) 3.0 to
          1.0 for any period of four consecutive fiscal quarters after December 31, 2003; or"

               Section 1.15. Section 8.1 is amended by deleting the period from the end of clause (q) thereof, replacing it with "; or" and adding new clause (r) immediately thereafter, such clause to read in its entirety as follows:

          "(r) the Consolidated Net Worth at any time is less than an amount equal to the sum of 85.0% of Consolidated Net Worth as of December 31, 2001 plus 50% of cumulative Consolidated Net Income for the fiscal quarter commencing January 1, 2002 and for each fiscal quarter thereafter (without subtraction for any fiscal quarter during which Consolidated Net Income is a negative number) plus 50% of the cash proceeds of any capital stock issued by Arrow or any of the other CA
          Loan  Parties  commencing  January  1,  2002  (net   of




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          attorneys'  fees, investment banking fees, accountants'
          fees,  underwriting discounts and commissions and other
          customary  fees  and  expenses  actually  incurred   in
          connection therewith)."

               Section 1.16. Subsection 9.2 is amended by deleting the parenthetical "(including, without limitation, under Accounting
Research  Bulletin  No. 51 of the Financial Accounting  Standards
Board)" in the first sentence of clause (b) thereof and replacing it with the following:

          "(other than with respect to an Accounting Based
          Consolidation Event (as defined in Schedule IV hereto)".

               Section 1.17. Schedule A hereto is amended by deleting the existing Schedule A and replacing it with the revised Schedule A attached hereto as Annex I.

               Section 1.18. Schedule I is amended by amending and restating the definition of "Applicable Margin" to read in its entirety as follows:

          ""Applicable Margin" means, on any date, the greater of
          (a) 1.325% per annum and (b) the sum of (i) 0.25% per annum, plus (ii) CA Adjusted Fees."

               Section 1.19. Schedule II is amended by amending and restating the definition of "Default Ratio" to read in its entirety as follows:

          "Default Ratio" for any Calculation Period means the quotient, expressed as a percentage, of (a) the aggregate Unpaid Balance of (i) each Receivable, the invoice date of which is 121-150 days prior to the Month End Date and (ii) each Receivable evidenced by a promissory note issued after the origination of such Receivable, the invoice date of which is less than 121 days prior to the Month End Date, divided by (b) the aggregate initial Unpaid Balance of Receivables which arose during the Calculation Period ending on the Month End Date four months prior.

               Section 1.20. Schedule II is amended by amending and restating the definition of "Dilution Stress Factor" to read in its entirety as follows:

          "Dilution Stress Factor" means (i) 1.75, with respect to any Calculation Period during which Arrow's senior unsecured debt is rated equal to or higher than BBB and Baa2 by S&P and Moody's, respectively, (ii) 2.00, with respect to any Calculation Period during which Arrow's senior unsecured debt is rated BBB- and Baa3 by S&P and Moody's, respectively, (iii) 2.25, with respect to any Calculation Period during which Arrow's senior unsecured debt is rated equal to or less than BB+ or Ba1 but greater than BB- and Ba3 by S&P or Moody's, respectively, and (iv) 2.50, with respect to any Calculation Period during which Arrow's senior unsecured debt is rated equal to or less than BB- or Ba3 by S&P or Moody's, respectively, or is not rated by each of S&P and Moody's, provided, however, that in the


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          event the ratings of Moody's and S&P do not correspond,
          the "Dilution Stress Factor" shall be determined using the lower rating, provided, further, that in the event the respective ratings of Moody's or S&P differ within a Calculation Period, the "Dilution Stress Factor" shall be determined using the lower rating with respect to such Calculation Period."

               Section 1.21. Schedule II is amended by amending and restating the definition of "Loss Reserve Ratio" to read in its entirety as follows:

          ""Loss Reserve Ratio" for any Calculation Period means the product of (a) 2.00, multiplied by (b) the Peak Default Ratio for such Calculation Period, multiplied by (c) the Loss Horizon Ratio for such Calculation
          Period; provided, however, that in the event that Arrow's senior unsecured debt is rated below BBB- or Baa3 but greater than BB- and Ba3 by S&P and Moody's, respectively, in any Calculation Period, the Loss Reserve Ratio for such Calculation Period means the product of (a) 2.25, multiplied by (b) the Peak Default Ratio for such Calculation Period, multiplied by (c) the Loss Horizon Ratio for such Calculation Period;
          provided, further, that in the event that Arrow's senior unsecured debt is rated equal to or below BB- or Ba3 by S&P and Moody's, respectively, or is not rated by each of S&P and Moody's, in any Calculation Period, the Loss Reserve Ratio for such Calculation Period means the product of (a) 2.50, multiplied by (b) the Peak Default Ratio for such Calculation Period, multiplied by (c) the Loss Horizon Ratio for such Calculation Period; provided, further, that in the event the ratings of Moody's and S&P do not correspond, the "Loss Reserve Ratio" shall be determined using the lower rating."

               Section 1.22. Schedule II is amended by amending and restating the definition of "Minimum Reserve Ratio" to read in its entirety as follows:

          ""Minimum Reserve Ratio" for any Calculation Period means the sum of (a) 4.00, multiplied by the percentage set forth in clause (b) of the definition of "Concentration Percentage", plus (b) the product of (i) the Dilution Ratio multiplied by (ii) the Dilution Horizon Ratio; provided, however, that in the event that Arrow's senior unsecured debt is rated equal to or below BB+ or Ba1 by S&P and Moody's, respectively, or is not rated by each of S&P and Moody's, in any Calculation Period, the Minimum Reserve Ratio for such Calculation Period means the sum of (a) 5.00, multiplied by the percentage set forth in clause (b) of the definition of "Concentration Percentage", plus (b) the product of (i) the Dilution Ratio multiplied by
          (ii) the Dilution Horizon Ratio; provided, further, that in the event the ratings of Moody's and S&P do not correspond, the "Minimum Reserve Ratio" shall be determined using the lower rating."

               Section 1.23. Schedule IV is amended by amending and restating the definition of "Program Fee" to read in its entirety as follows:


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

          ""Program Fee" means a fee, calculated on the basis of the actual number of days elapsed divided by 360 and payable to each Conduit Investor, on each Remittance Date, in an amount equal to (i) at any time prior to an Accounting Based Consolidation Event with respect to such Conduit Investor, the product of (x) the daily average Net Investment held by such Conduit Investor during the calendar month immediately prior to such Remittance Date, and (y) the rate per annum determined based upon the rating of Arrow's senior unsecured debt by S&P and Moody's as set forth below under "Program Fee Rate (Per Annum) (prior to an Accounting Based Consolidation Event)" and (ii) at any time after an Accounting Based Consolidation Event with respect to such Conduit Investor, the product of (x) the daily average Net Investment held by such Conduit Investor during the calendar month immediately prior to such Remittance Date, and (y) the greatest of (I) 0.825% per annum, (II) the CA Adjusted Fees minus 0.25%, (III) 1.75%, in the event that Arrow's senior unsecured debt is rated equal to BB+ or Ba1 by S&P and Moody's, respectively, and (IV) 2.50%, in the event that Arrow's senior unsecured debt is rated equal to or below BB or Ba2 by S&P and Moody's, respectively; provided, however, that in the event that the ratings of S&P and Moody's do not correspond, the rate shall be determined using the lower of the ratings, and provided, further, that in the event that the rating changes during a calendar month, the rate shall be determined using a weighted daily average of rates in effect during such calendar month, and provided, further, in the event that an Accounting Based Consolidation Event shall be deemed to have occurred with respect to a Conduit Investor with retroactive effect, the Program Fee with respect to those Remittance Dates during such retroactive period shall be recalculated and the difference between (A) the aggregate Program Fees accrued during such period and (B) the aggregate Program Fees accrued during such period calculated on the basis that an Accounting Based Consolidation Event had occurred with respect to such Conduit Investor at the onset of such period, shall be payable to such Conduit Investor on the immediately following Remittance Date. As used herein, "Accounting Based Consolidation Event" means the existence of, or occurrence of any change in, accounting standards or the issuance of any pronouncement or release by any accounting body or any other body charged with the promulgation or administration of accounting standards (including, without limitation, the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or the Securities and Exchange Commission) or the existence of, or occurrence of any change in, the interpretation or application of any accounting standard, the effect of which (in any such event) is to cause or require the consolidation of all or any portion of the assets and liabilities of a Conduit Investor with the assets and liabilities of the Related Alternate Investor or Related Funding Agent or any of their Affiliates or the effect of which is to deem all or any portion of the assets and liabilities of a Conduit Investor to be consolidated with the assets and liabilities of the Related Alternate Investor or Related Funding Agent or any of their Affiliates; provided, however, that an Accounting Based

          Consolidation Event shall be deemed to have occurred only with respect to a Conduit Investor if the existence or occurrence of such change or issuance shall have caused the consolidation of all or any portion of the assets and liabilities of such Conduit Investor with the assets and liabilities of the Related Alternate Investor or Related Funding Agent."

               Section 1.24. Schedule IV is amended by replacing the table therein set forth below the definition of "Program Fee" to read in its entirety as follows:

 Rating                  Facility Fee       Program Fee
 S&P/Moody's             Rate (Per Annum)   Rate  (Per Annum)
                                            (prior   to    an
                                            Accounting  Based
                                            Consolidation
                                            Event)

 Greater  than or  equal 0.135%             0.175%
 to A-/A3

 BBB+/Baa1               0.150%             0.175%

 BBB/Baa2                0.200%             0.225%

 BBB-/Baa3               0.300%             0.300%

 BB+/Ba1                 0.400%             0.450%

 BB/Ba2                  0.500%             0.550%

 Less  than  BB/Ba2   or Base   Rate  plus  0.000%
 not  rated by  each  of 2.00%
 S&P and Moody's



          SECTION 2. Acknowledgment. Each of Arrow and the SPV hereby acknowledge that pursuant to this Amendment, the term
"Commitment" opposite each Alternate Investor's signature on the signature page of the TAA shall be of no further effect.

          SECTION 3. Representations and Warranties. To induce the Conduit Investors, Alternate Investors, the Funding Agents and the Administrative Agent to enter into this Amendment, the SPV and Arrow each makes the following representations and warranties (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof, after giving effect to the amendments set forth herein:

               Section 3.1. Authority. The SPV and Arrow each has the requisite corporate power, authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Transaction Documents, including the TAA
(as modified hereby). The execution, delivery and performance by the SPV and Arrow of this Amendment and their performance of the Transaction Documents, including the TAA (as modified hereby), have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

     Section 3.2. Enforceability. This Amendment has been duly executed and delivered by the SPV and Arrow. This Amendment is the legal, valid and binding obligation of the SPV and Arrow, enforceable against the SPV and Arrow in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether considered in a proceeding at law or in equity). The making and delivery of this Amendment and the performance of the Agreement, as amended by this Amendment, do not violate any provision of law or any regulation (except to the extent that the violation thereof could not, in the aggregate, be expected to have a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), business or properties of Arrow and the other Originators, taken as a whole), or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected.

     Section 3.3. Representations and Warranties. The representations and warranties contained in the Transaction Documents are true and correct on and as of the date hereof as though made on and as of the date hereof after giving effect to this Amendment.

     Section 3.4. No Termination Event. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Termination Event or a Potential Termination Event.

          SECTION 4. Conditions Precedent. This Amendment shall become effective, as of the date hereof, on the date on which the following conditions precedent shall have been fulfilled:

               Section 4.1. This Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto.

     Section 4.2. Amendment Fee. Each of the following specified Funding Agents shall have received payment of an amendment fee in the amount of (i) $128,333.33 in the case of each of Bank of America, National Association; JPMorgan Chase Bank; and Fleet Securities, Inc. and (ii) $100,833.33 in the case of each of Credit Suisse First Boston, New York Branch; The Bank of Nova Scotia and The Bank of Tokyo-Mitsubishi, Ltd.

     Section 4.3. Additional Documents. The Administrative Agent shall have received all additional approvals, certificates, documents, instruments and items of information as the Administrative Agent may reasonably request and all of the foregoing shall be in form and substance reasonably satisfactory to the Administrative Agent and each Funding Agent.

     Section 4.4. Legal Matters. All instruments and legal and corporate proceedings in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the Administrative Agent, the Administrative Agent's counsel and each Funding Agent and the fees and expenses of counsel to the Administrative Agent incurred in connection with the execution of this Amendment and the transactions contemplated hereby shall have been paid in full.

          SECTION 5.          References to and Effect on the Transaction
Documents.

               Section 5.1. Except as specifically amended and modified hereby, each Transaction Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     Section 5.2. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, Funding Agent or the Administrative Agent under any Transaction Document, nor constitute a waiver, amendment or modification of any provision of any Transaction Document, except as expressly provided in Section 1 hereof.

               Section 5.3. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

               Section 5.4. Each reference in the TAA to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in any other Transaction Document to "the Transfer and Administration Agreement", "thereunder", "thereof" or words of like import, referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties  hereto in separate counterparts, each of which  when  so executed and delivered shall be deemed to be an original and  all of  which  taken together shall constitute but one and  the  same
agreement.   Delivery of an executed counterpart of  a  signature
page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 8. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED

WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                      Arrow Electronics Funding Corporation,
                      as SPV


                      By:
                        ------------------------------------------------------
                         Name:
                             -------------------------------------------------
                         Title:
                               -----------------------------------------------


                      Arrow Electronics, Inc.,
                      individually and as Master Servicer


                      By:
                         -----------------------------------------------------
                         Name:
                              ------------------------------------------------
                         Title:
                               -----------------------------------------------


                      Enterprise Funding Corporation,
                      as a Conduit Investor


                      By:
                         ------------------------------------------------------
                         Name:
                              -------------------------------------------------
                         Title:
                               ------------------------------------------------


                      Bank of America, National Association,
                      as a Funding Agent, as Administrative Agent, and as an Alternate Investor


                      By:
                         ------------------------------------------------------
                         Name:
                              -------------------------------------------------
                         Title:
                               ------------------------------------------------

                         Delaware Funding Corporation,
                         as a Conduit Investor


                         By:
                            ---------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                         JPMorgan Chase Bank,
                         (successor by merger to Morgan Guaranty Trust Company of New York) as a Funding Agent and as an Alternate Investor


                         By:
                            --------------------------------------------------
                           Name:
                                ----------------------------------------------
                           Title:
                                 ---------------------------------------------


                         Eagle Funding Capital Corporation,
                         as a Conduit Investor

                         By: Fleet Securities, Inc.,
                         its attorney-in-fact

                              By:
                                 ---------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------

                         Fleet Securities, Inc.
                         as a Funding Agent


                         By:
                            --------------------------------------------------
                           Name:
                                ----------------------------------------------
                           Title:
                                 ---------------------------------------------

                         Fleet National Bank.
                         as an Alternate Investor


                         By:
                            --------------------------------------------------
                           Name:
                                ----------------------------------------------
                           Title:
                                 ---------------------------------------------

                         Gramercy Capital Corp.,
                         as a Conduit Investor

                         By: Credit Suisse First Boston, New York Branch, its attorney-in-fact

                              By:
                                 ---------------------------------------------
                                Name:
                                     ----------------------------------------
                                Title:
                                     -----------------------------------------

                              By:
                                 ---------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                     -----------------------------------------


                          Credit Suisse First Boston, New York Branch as a Funding Agent and as an Alternate Investor


                          By:
                             -------------------------------------------------
                           Name:
                                ----------------------------------------------
                           Title:
                                 ---------------------------------------------
                         By:
                            --------------------------------------------------
                           Name:
                                ----------------------------------------------
                           Title:
                                ----------------------------------------------


                         Liberty Street Funding Corp.,
                         as a Conduit Investor


                         By:
                            --------------------------------------------------
                           Name:
                                ----------------------------------------------
                           Title:
                                 ---------------------------------------------

                         The Bank of Nova Scotia,
                         as  a Funding Agent and as an Alternate Investor


                         By:
                            ---------------------------------------------
                           Name:
                                -----------------------------------------
                           Title:
                                 ----------------------------------------




                         Gotham Funding Corporation,
                         as a Conduit Investor


                         By:
                            ---------------------------------------------
                           Name:
                                -----------------------------------------
                           Title:
                                 ----------------------------------------


                         The Bank of Tokyo-Mitsubishi, Ltd.,
                         as  a Funding Agent and as an Alternate Investor


                         By:
                            ----------------------------------------------
                           Name:
                                ------------------------------------------
                           Title:
                                 ----------------------------------------

Annex I

SCHEDULE A

Conduit Investor       Conduit       Related           Related Funding Agent                     Alternate
                       Funding       Alternate
                       Limit         Investor(s)                                                 Investor(s)
                                                                                                 Commitment
-------------------------------------------------------------------------------------------------------------
Enterprise Funding                  Bank of America,   Bank of America, National Association
 Corporation                        National
                      $104,720,000  Association                                                 $104,720,000
-------------------------------------------------------------------------------------------------------------
Delaware Funding                    JPMorgan Chase     JPMorgan Chase Bank (successor by merger
 Corporation                        Bank               to Morgan Guaranty Trust
                                    (successor by      Company)
                                    merger to Morgan
                                    Guaranty Trust
                                    Company)
                      $104,720,000                                                               $104,720,000
-------------------------------------------------------------------------------------------------------------
Eagle Funding                      Fleet National BankFleet Securities, Inc.
 Capital Corp.        $104,720,000                                                              $104,720,000
-------------------------------------------------------------------------------------------------------------
Gramercy Capital                   Credit Suisse FirstCredit Suisse First Boston, New York
 Corp.                              Boston, New York   Branch
                       $82,280,000  Branch                                                       $82,280,000
-------------------------------------------------------------------------------------------------------------
Liberty Street                     The Bank of Nova   The Bank of Nova Scotia
 Funding Corp.         $82,280,000  Scotia                                                       $82,280,000
-------------------------------------------------------------------------------------------------------------
Gotham Funding                     The Bank of Tokyo- The Bank of Tokyo-Mitsubishi, Ltd.
 Corporation           $82,280,000  Mitsubishi, Ltd.                                             $82,280,000
-------------------------------------------------------------------------------------------------------------